                                                                   Exhibit 10.72

                                 AMENDMENT NO. 6
                               PURCHASE AGREEMENT

This Amendment No. 6 ("the Amendment") to the Purchase Agreement (the "Agreement") dated January 25, 2000 by and among Brocade Communications Systems, Inc., a corporation organized under the laws of the State of Delaware, U.S.A., and having its principal place of business at 1745 Technology Drive, San Jose, California 95110 ("Brocade-US"), and Brocade Communications Switzerland SarL., a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l'Aeroport, Case Postale 105 CH-1215 Geneva 15, Switzerland ("Brocade-Switzerland"), (collectively "SUPPLIER") and EMC Corporation, ("EMC"), a Massachusetts corporation, is made this 8th day of April 2004 by and between SUPPLIER and EMC and commences on the date accepted and executed by SUPPLIER ("Effective Date"). [*].

WHEREAS, the parties wish to amend the Agreement to [*] EMC [*]. NOW THEREFORE, IN CONSIDERATION OF THE ABOVE AND THE OTHER RESPECTIVE PROMISES OF THE PARTIES SET FORTH HEREIN, THE PARTIES HERETO AGREE AS FOLLOWS:

1) Exhibit A, [*], is hereby deleted and replaced with the attached Exhibit A, [*].

2) No Other Changes. All Other terms and conditions of the Agreement shall remain unchanged.


3) Counterparts. This Amendment may be executed in two or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 6 to OEM Purchase and License Agreement by their duly authorized representatives. Such execution of the Amendment may be in three counterparts, each of which shall be an original and together which shall constitute one and the same instrument.

Executed and agreed to:                Executed and agreed to:
Brocade Communications Systems, Inc.   EMC Corporation
("Supplier")

Signature: /s/ Jack Cuthbert           Signature: /s/ Bill Monagle
           --------------------                   ------------------------------

Name:  Jack Cuthbert                        Name: William Mongle
           --------------------                   ------------------------------

Title:  VP OEM Sales                        Title: Vice President Corporate Procurement
                                                       EMC Corporation

Date:    4/27/04                            Date:
      --------------------                       ------------------------------

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** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                            EMC/BROCADE CONFIDENTIAL

Brocade Communications Switzerland, SarL.
("Supplier")

Signature: /s/ Ian Whiting
           -------------------------

Name: Ian Whiting
      ------------------------------

Title: Managing Officer
      ------------------------------

Place: Geneva, Switzerland
      ------------------------------

Date:  27-April -2004
      ------------------------------

                            EMC/BROCADE CONFIDENTIAL

                                   EXHIBIT A
                              PRODUCTS AND PRICING



                            EMC/BROCADE CONFIDENTIAL

EMC EXHIBIT A:  PRODUCT PRICE SHEET - REVISED 4/15/04

REVISIONS: Addition of new Dazzler and Meteor products, Reduction on certain software options, Removal of EOL'd SFP FRUs (PN#100619005, 118032135).


[*]      [*]    A02      [*]   2GB, 8 PORT SW3200 ENTRY-FABRIC SWITCH                                   [*]
[*]      [*]    A01      [*]   2GB, 8 PORT SW3200 FULL-FABRIC SWITCH                                    [*]
[*]      [*]    A01      [*]   2GB, 8 PORT SW3250 ENTRY-FABRIC SWITCH   (GENERAL)                       [*]
[*]      [*]    A01      [*]   2GB, 8 PORT SW3250 ENTRY-FABRIC SWITCH   (US FED ONLY)                   [*]
[*]      [*]    A01      [*]   SW32X0 OPTIONAL SOFTWARE, TRUNKING                                       [*]
[*]      [*]    A01      [*]   SW32X0 OPTIONAL SOFTWARE, FABRIC WATCH                                   [*]
[*]      [*]    A01      [*]   SW32X0 OPTIONAL SOFTWARE, EXTENDED FABRIC                                [*]
[*]      [*]    A01      [*]   SW32X0 OPTIONAL SOFTWARE, PERFORMANCE MONITOR                            [*]
[*]      [*]    A01      [*]   SW3220 OPTIONAL SOFTWARE, QUICKLOOP                                      [*]
[*]      [*]    A01      [*]   SW32X0 OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)                [*]
[*]      [*]    A01      [*]   SW3220 OPTIONAL SOFTWARE UPGRADE ENTRY-FULL: BUNDLED                     [*]
[*]      [*]    A01      [*]   SW3220 OPTIONAL SOFTWARE UPGRADE ENTRY-FULL: POST SALE                   [*]
[*]      [*]    A01      [*]   SW32X0 OPTIONAL SOFTWARE, SECURE OS                                      [*]
[*]      [*]    A01      [*]   SW3252 TWO DOMAIN TO FULL FABRIC UPGRADE LICENSE KEY - POST SALE         [*]
[*]      [*]    A01      [*]   SW3252 TWO DOMAIN TO FULL FABRIC UPGRADE LICENSE KEY - BUNDLED           [*]

Note (A): The annual fee for Software Maintenance is $80. The above price includes the purchase of Software Maintenance for an initial term of one year, commencing on the date of purchase, and an automatic renewal for a subsequent one year term. Fees for Software Maintenance during these periods are non-refundable. Thereafter, Software Maintenance may be renewed for additional one year periods, at EMC's discretion, for an annual fee of $80. The above price also includes the purchase of an Extended Hardware Warranty for a term of one year commencing on the first anniversary of the date of purchase.

[*]      [*]    A08      [*]   2GB, 16 PORT SW3800 FULL-FABRIC SWITCH                                   [*]
[*]      [*]    A01      [*]   2GB, 16 PORT SW3852 ENTRY-FABRIC SWITCH   (GENERAL)                      [*]
[*]      [*]    A01      [*]   2GB, 16 PORT SW3852 ENTRY-FABRIC SWITCH   (US FED ONLY)                  [*]
[*]      [*]    00       [*]   SW3800 FRU, POWER SUPPLY                                                 [*]
[*]      [*]    00       [*]   SW3800 FRU, FAN                                                          [*]
[*]      [*]    A01      [*]   SW38XX OPTIONAL SOFTWARE, TRUNKING                                       [*]
[*]      [*]    A01      [*]   SW38XX OPTIONAL SOFTWARE, FABRIC WATCH                                   [*]
[*]      [*]    A01      [*]   SW38XX OPTIONAL SOFTWARE, EXTENDED FABRIC                                [*]
[*]      [*]    A01      [*]   SW38XX OPTIONAL SOFTWARE, PERFORMANCE MONITOR                            [*]
[*]      [*]    A01      [*]   SW3800 OPTIONAL SOFTWARE, QUICKLOOP                                      [*]
[*]      [*]    NA       [*]   SW38XX OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)                [*]
[*]      [*]    A01      [*]   SW38XX OPTIONAL SOFTWARE, SECURE OS                                      [*]
[*]      [*]    A01      [*]   SW3852 TWO DOMAIN TO FULL FABRIC UPGRADE LICENSE KEY - BUNDLED           [*]

Note (B): The annual fee for Software Maintenance is $190. The above price includes the purchase of Software Maintenance for an initial term of one year, commencing on the date of purchase, and an automatic renewal for a subsequent one year term. Fees for Software Maintenance during these periods are non-refundable. Thereafter, Software Maintenance may be renewed for additional one year periods, at EMC's discretion, for an annual fee of $190. The above price also includes the purchase of an Extended Hardware Warranty for a term of one year commencing on the first anniversary of the date of purchase.

[*]      [*]    A03      [*]   2GB, 32 PORT SWITCH (WEBTOOLS, ZONING)                                   [*]
[*]      [*]    A01      [*]   FRU, POWER SUPPLY                                                        [*]
[*]      [*]    A01      [*]   FRU, FAN                                                                 [*]
[*]      [*]    A00      [*]   FRU, SFP, SWL, 1PK (FINISAR ONLY)                                        [*]
[*]      [*]    A01      [*]   FRU, SFP, LWL, 1PK (FINISAR ONLY)                                        [*]
[*]      [*]    A01      [*]   OPTIONAL SOFTWARE, TRUNKING                                              [*]
[*]      [*]    A01      [*]   OPTIONAL SOFTWARE, FABRIC WATCH                                          [*]
[*]      [*]    A01      [*]   OPTIONAL SOFTWARE, EXTENDED FABRIC                                       [*]

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** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]      [*]    A01      [*]   OPTIONAL SOFTWARE, PERFORMANCE MONITOR                                   [*]
[*]      [*]    A01      [*]   OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)                       [*]
[*]      [*]    A01      [*]   OPTIONAL SOFTWARE, SECURE OS                                             [*]

Note (C): The annual fee for Software Maintenance is $200. The above price includes the purchase of Software Maintenance for an initial term of one year, commencing on the date of purchase, and an automatic renewal for a subsequent one year term. Fees for Software Maintenance during these periods are non-refundable. Thereafter, Software Maintenance may be renewed for additional one year periods, at EMC's discretion, for an annual fee of $200. The above price also includes the purchase of an Extended Hardware Warranty for a term of one year commencing on the first anniversary of the date of purchase.

[*]      [*]    A04      [*]   2GB, 64 PORT ENTERPRISE (WEBTOOLS, ZONING)                               [*]
[*]      [*]    A01      [*]   2GB, 0 PORT, 2 CP, 2PS CONFIGURED CHASSIS                                [*]
[*]      [*]             [*]   UPGRADE KIT, SW12000 TO 24000 CONSISTS OF 2CPs                           [*]
[*]      [*]    A01      [*]   FRU, SW12000 CHASSIS                                                     [*]
[*]      [*]    A01      [*]   FRU, DIRECTOR UNIVERSAL CHASSIS                                          [*]
[*]      [*]    A00      [*]   FRU, SW12000 PORT CARD WITH OPTICS                                       [*]
[*]      [*]    A01      [*]   FRU, SW24000 PORT CARD WITH OPTICS                                       [*]
[*]      [*]    A00      [*]   FRU, SW12000 CP                                                          [*]
[*]      [*]    A00      [*]   FRU, SW24000 CP                                                          [*]
[*]      [*]    A00      [*]   FRU, POWER SUPPLY                                                        [*]
[*]      [*]    NA       [*]   FRU, POWER CORD, NO AMERICAN                                             [*]
[*]      [*]    NA       [*]   FRU, POWER CORD, UK/IRE                                                  [*]
[*]      [*]    NA       [*]   FRU, POWER CORD, CONT EU                                                 [*]
[*]      [*]    NA       [*]   FRU, POWER CORD, AUST/NZ                                                 [*]
[*]      [*]    NA       [*]   FRU, POWER CORD, OTHER 230V                                              [*]
[*]      [*]    NA       [*]   FRU, BROCADE RACKMOUNT KIT                                               [*]
[*]      [*]    A00      [*]   FRU, BLOWER                                                              [*]
[*]      [*]    NA       [*]   FRU, WWN BEZEL                                                           [*]
[*]      [*]    A00      [*]   FRU, WWN CARD                                                            [*]
[*]      [*]    NA       [*]   FRU, CHASSIS DOOR                                                        [*]
[*]      [*]    NA       [*]   FRU, PORT CARD SLOT FILLER                                               [*]
[*]      [*]    NA       [*]   FRU, POWER SUPPLY SLOT FILLER                                            [*]
[*]      [*]    NA       [*]   FRU, CABLE MANAGEMENT TRAY                                               [*]
[*]      [*]    NA       [*]   FRU, BLADE BOX PACKAGING ONLY                                            [*]
[*]      [*]    NA       [*]   FRU, BLOWER BOX PACKAGING ONLY                                           [*]
[*]      [*]    A02      [*]   FRU, EMC CUSTOM DOOR KIT SW12000                                         [*]
[*]      [*]             [*]   FRU, EMC CUSTOM DOOR KIT SW24000                                         [*]
[*]      [*]    NA       [*]   OPTIONAL SOFTWARE, TRUNKING                                              [*]
[*]      [*]    NA       [*]   OPTIONAL SOFTWARE, FABRIC WATCH                                          [*]
[*]      [*]    NA       [*]   OPTIONAL SOFTWARE, EXTENDED FABRIC                                       [*]
[*]      [*]    NA       [*]   OPTIONAL SOFTWARE, PERFORMANCE MONITOR                                   [*]
[*]      [*]    NA       [*]   OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)                       [*]
[*]      [*]    A01      [*]   OPTIONAL SOFTWARE, SECURE OS                                             [*]


Note (D): The annual fee for Software Maintenance is $400. The above price includes the purchase of Software Maintenance for an initial term of one year, commencing on the date of purchase, and an automatic renewal for a subsequent one year term. Fees for Software Maintenance during these periods are non-refundable. Thereafter, Software Maintenance may be renewed for additional one year periods, at EMC's discretion, for an annual fee of $400. The above price also includes the purchase of an Extended Hardware Warranty for a term of one year commencing on the first anniversary of the date of purchase.

Note (E): The annual fee for Software Maintenance is $580. The above price includes the purchase of Software Maintenance for an initial term of one year, commencing on the date of purchase, and an automatic renewal for a subsequent one year term. Fees for Software Maintenance during these periods are non-refundable. Thereafter, Software Maintenance may be renewed for additional one year periods, at EMC's discretion, for an annual fee of $580. The above price also includes the purchase of an Extended Hardware Warranty for a term of one year commencing on the first anniversary of the date of purchase.

Note (F): The annual fee for Software Maintenance is $200. The above price includes the purchase of Software Maintenance for an initial term of one year, commencing on the date of purchase, and an automatic renewal for a subsequent one year term. Fees for Software Maintenance during these periods are non-refundable. Thereafter, Software Maintenance may be renewed for additional one year periods, at EMC's discretion, for an annual fee of $200. The above price also includes the purchase of an Extended Hardware Warranty for a term of one year commencing on the first anniversary of the date of purchase.

FABRIC MANAGER

[*]      [*]    NA       [*]   FM 4.0 BASE                                                              [*]
[*]      [*]    NA       [*]   FM 4.0 STANDARD                                                          [*]
[*]      [*]    NA       [*]   FM 4.0 ENTERPRISE                                                        [*]
[*]      [*]    NA       [*]   FM 3.0 UPGRADE                                                           [*]
[*]      [*]    NA       [*]   FM 4.0 BASE TO STANDARD UPGRADE                                          [*]

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** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]      [*]    NA       [*]   FM 4.0 BASE TO ENTERPRISE UPGRADE                                        [*]
[*]      [*]    NA       [*]   FM 4.0 STANDARD TO ENTERPRISE UPGRADE                                    [*]

Note: The above prices include the purchase of Software Maintenance for an initial term of one year, commencing on the date of purchase, and an automatic renewal for a subsequent one year term. Fees for Software Maintenance during these periods are non-refundable. Thereafter, Software Maintenance may be renewed for additional one year periods, at EMC's discretion, for an annual fee as follows: EM-FMG4-0000-S $1,200; EM-FMG4-0004-S $450; EM-FMG4-0010-S $900;
EM-FMG4-7000-S $675; EM-FMG4-9000-S $300; EM-FMG4-9004-S $750; EM-FMG4-9010-S
$450.


------
** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.